Filed pursuant to 497(k)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated October 8, 2019 to the Summary Prospectus, dated May 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective as of October 31, 2019 (the “Implementation Date”), Patricia Halper will no longer serve as a portfolio manager of the Fund, and Keith Gustafson will be added as a portfolio manager of the Fund. Effective on the Implementation Date, Mr. Gustafson and Michael J. Lawrence will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund and Curt A. Mitchell and Michael J. Budd will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the fixed income portion of the Fund. Accordingly, effective on the Implementation Date, the section titled “Portfolio Management – Portfolio Managers” on page 4 is deleted and replaced with the following:

Portfolio Managers

Equity Team

Keith Gustafson

Co-Chief Investment Officer – Equities, Partner and Managing Director of CEP;

Portfolio Manager of the Fund since 10/19.

Michael J. Lawrence

Partner and Managing Director of CEP;

Portfolio Manager of the Fund since 05/18.

Fixed Income Team

Curt A. Mitchell

Chief Investment Officer –Fixed Income of CEP;

Portfolio Manager of the Fund since 12/06.

Michael J. Budd

Managing Director of CEP;

Portfolio Manager of the Fund since 12/06.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE